Multi-Fund® Group Variable Annuity Contracts
Summary Prospectus for New Investors
May 1, 2026
This summary prospectus summarizes key features of the Multi-Fund® Group Variable Annuity Contracts variable annuity contract, issued by The Lincoln National Life Insurance Company (Lincoln Life or Company).
Before you invest, you should also review the prospectus for the Multi-Fund® Group Variable Annuity Contracts variable annuity contract, which contains more information about the Contract’s features, benefits, and risks. You can find this prospectus and other information about the Contract online at www.lfg.com/VAprospectus. You can also obtain this information at no cost by calling 1-800-341-0441 or by sending an email request to Multi-FundE-Service@lfg.com.
This Contract is a complex investment and involves risks, including potential loss of principal.
YOU MAY CANCEL YOUR CONTRACT WITHIN THE FREE LOOK PERIOD WITHOUT PAYING FEES OR PENALTIES.
If you are a new investor in the Contract, you may cancel your Contract within ten days of receiving it without paying fees or penalties. In some states, this “free look” or cancellation period may be longer if you are replacing an existing Contract. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
This Contract is not designed for short-term investing and is not appropriate for the investor who needs ready access to cash. Withdrawals could result in surrender charges, taxes and tax penalties.
The Securities and Exchange Commission has not approved or disapproved the Contract or determined if this Summary Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Investors should consult a registered representative about the Contract’s features, benefits, risks, and fees and whether the Contract is appropriate for them based upon their financial situation and objectives. We do not guarantee that all of the variable or fixed investment options will always be available. Our obligations under the Contract (including under the fixed account option, if available), guarantees, or benefits of the Contract are subject to our financial strength and claims-paying ability.

Special Terms
In this initial summary prospectus, the following terms have the indicated meanings:
Account Value—At a given time before the Annuity Commencement Date, the value of all Accumulation Units for a contract plus the value of the fixed side of the contract.
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Contract—The variable annuity contract between the Plan and The Lincoln National Life Insurance Company (Lincoln Life or Company).
Contractowner—The party named on the group annuity contract (for example, an employer, a retirement plan trust, an association, or other entity allowed by law).
Contract Year—Each 12-month period starting with the effective date of the Contract and starting with each contract anniversary after that.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if a Participant under a 403(b) plan not subject to ERISA dies.
Good Order—The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to complete the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Lincoln Life (we, us, our, Company)—The Lincoln National Life Insurance Company.
Net Contributions—The sum of all contributions credited to the Participant's Account Value less any amounts paid when a withdrawal occurs and less any outstanding loan balance.
Participant—A person defined as a participant in the plan, who has enrolled under a contract, and under an allocated group contract, on whose behalf Lincoln Life maintains an account.
Participant Year—A 12-month period starting with the date we receive the first contribution on behalf of a Participant and on each anniversary after that.
Plan—The retirement program that an employer offers to its employees for which a contract is used to accumulate funds.
Subaccount—The portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m., Eastern Time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.

Overview of the Contract
Purpose of the Contract
The Multi-Fund® Group variable annuity contract is designed for you to accumulate assets through investments in a variety of investment options during the accumulation phase. Then, during the annuity phase, the Contract is designed to supplement your retirement income by providing a stream of income payments. The Contract also offers a Death Benefit to protect your designated Beneficiaries.
This Contract may be appropriate if you have a long-term investment horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Subaccounts.
Phases of the Contract
The Contract has two phases: (1) an accumulation phase (for savings) and (2) an annuity phase (for income).
Accumulation (Savings) Phase. To help you accumulate assets during the accumulation phase, you can invest your payments and earnings in:
●
The variable options available under the Contract, each of which has an underlying mutual fund with its own investment objective, strategies, and risks; investment adviser(s); expense ratio; and performance history; and
●
A fixed account option, which guarantees principal and a minimum interest rate.
Additional information about each investment option is provided in Appendix A – Investment Options Available Under The Contract.
Annuity (Income) Phase. You can end the accumulation phase and enter the annuity phase by electing to annuitize your Contract, turning your Contract Value into a stream of income payments from us (sometimes called annuity payments). These payments may continue for a set period of years, for as long as you live, or for the longer of the two. The payments may be fixed or variable. Variable payments will vary based on the performance of the investment options you select.
In general, if you elect to annuitize, your investments will be converted to annuity payments. You will no longer be able to withdraw money from your Contract and there won’t be a Death Benefit. However, please note:
●
Certain annuity payout options make an amount payable upon death.
Primary Features and Options of the Contract
The tax treatment of your Contract will also impact your Contract’s features, such as fees and expenses and applicable benefits.
Accessing Your Money. Before you annuitize, you can withdraw money from your Contract at any time. If you surrender or take an early withdrawal, you may have to pay a surrender charge and/or income taxes, including a tax penalty if you are younger than age 59½.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) receiving a payment from us; or (3) payment of a Death Benefit.
Death Benefits. In general, the Contract includes a standard Death Benefit that will pay your designated Beneficiaries the Contract Value at the time of your death (or for periodic premium contracts, total Purchase Payments, less any withdrawals and outstanding loan balance, if greater).
Additional Services. The additional services listed below are available under the Contract for no additional charge (unless otherwise indicated).
●
Dollar-Cost Averaging. Allows you to automatically transfer money between certain investment options on a monthly basis.
●
Portfolio Rebalancing. Allows you to automatically reallocate your money among investment options on a periodic basis based on your instructions.
●
Automatic Withdrawal Service. Allows you to automatically take periodic withdrawals from your Contract.
●
Cross-Reinvestment. When the amount invested in an investment option exceeds a certain amount, this service automatically transfers the excess amount to another investment option.
●
Loans. If you participate in a retirement plan that allows participant loans and the additional loan set-up fee under the Contract is permitted by law, you may be able to take a loan against your Contract.
●
Systemic Transfer Service. The systemic transfer service allows you to fully liquidate your fixed account balance over five years and transfer the amounts into one or more of the Subaccounts.

Important Information You Should Consider About the Multi-Fund® Group Variable Annuity Contract
	FEES, EXPENSES, AND ADJUSTMENTS			Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes:
A surrender charge may apply to a surrender or withdrawal of a purchase payment prior to the 10th anniversary, up to 6% of the amount withdrawn, declining to 0% over that time period. For example, if you make a withdrawal of $100,000 during the first two years after your purchase payment, you could be assessed a charge of up to $6,000 on the purchase payment withdrawn. This loss will be greater if there are also taxes and tax penalties. A surrender charge will not apply if your withdrawal is made after the 10th anniversary since a purchase payment was invested.
●Fee Tables ●Fee Tables – Examples ●Charges, Other Deductions, and Adjustments – Surrender Charge
Are There Transaction Charges?
Yes:
If you participate in a tax deferred retirement plan that allows participant loans, you may be eligible to take a loan against your Contract Value. Depending on your state of residence, a one-time fee of up to $35 may be charged to set up and process a loan and the outstanding amount of the loan is subject to loan interest and a loan maintenance fee. The loan maintenance fee is an annual rate of up to 3.00%.
●Fee Tables ●Charges, Other Deductions, and Adjustments
Are There Ongoing Fees and Expenses?
Yes:
Minimum and Maximum Annual Fee Table. The table below describes the fees and expenses that you may pay each year, depending on the investment options and optional benefits you choose. Please refer to your contract specifications page in your
Contract for information about the specific fees and expenses you will pay each year based on the options you have elected.
●Fee Tables ●Fee Tables – Examples ●Charges, Other Deductions, and Adjustments ●Appendix A – Investment Options Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract	0.60%[1]	1.009%[1]
	Fund fees and expenses	0.23%[2]	1.32%[2]
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	N/A	N/A
1 As a percentage of average Account Value. For the base contract, also includes an amount attributable to the Annual Account Fee.
2 As a percentage of fund net assets, before expense reimbursements or fee waiver arrangements.
Lowest and Highest Annual Cost Table. Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost: $1,225	Highest Annual Cost: $2,676
	Assumes:	Assumes:
●Investment of $100,000 ●5% annual appreciation ●Least expensive fund fees and expenses ●No optional benefits ●No surrender charges ●No additional purchase payments, transfers, or withdrawals
●Investment of $100,000
●5% annual appreciation
●Most expensive combination of
optional benefits and fund fees and
expenses
●No surrender charges
●No additional purchase payments,
transfers, or withdrawals

	RISKS	Location in Prospectus
Is There a Risk of Loss From Poor Performance?	Yes: ●You can lose money by investing in this Contract, including loss of principal.	●Principal Risks ●Investments of the Variable Annuity Account
Is This a Short- Term Investment?
No:
●This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
●A surrender or withdrawal may result in surrender charges. Any surrender charges will reduce the value of your Contract or the amount of money that you actually receive.
●The benefits of tax deferral and long-term income also mean the Contract is more beneficial to investors with a long-term investment horizon.
●Surrenders and withdrawals are subject to ordinary income tax and may be subject to tax penalties.
●Fee Tables ●Principal Risks ●Surrenders and Withdrawals ●Fixed Side of the Contract
What are the Risks Associated With the Investment Options?
●An investment in this Contract is subject to the risk of poor investment performance of the investment options you choose. Performance can vary depending on the performance of the investment options available under the Contract.
●Each investment option (including the fixed account option) has its own unique risks.
●You should review the available investment options before making an investment decision.
●Principal Risks ●Fixed Side of the Contract ●Investments of the Variable Annuity Account
What are the Risks Related to the Insurance Company?
●An investment in the Contract is subject to the risks related to us, Lincoln Life. Any obligations (including under the fixed account option), guarantees, or benefits of the
Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Lincoln
Life, including our financial strength ratings, is available upon request by calling 1-
800-454-6265 or visiting www.LincolnFinancial.com.
●Principal Risks ●Fixed Side of the Contract
	RESTRICTIONS	Location in Prospectus
Are There Restrictions on the Investment Options?
Yes:
●Not all investment options may be available for investment under your Contract.
●The availability of investment options may vary depending on the broker-dealer through which the Contract is sold.
●The frequency of transfers between investment options is restricted. There are also restrictions on the minimum amount that may be transferred from a variable option and the maximum amount that may be transferred from the fixed account option.
●We reserve the right to remove or substitute the funds that are available as investment options under the Contract.
●Principal Risks ●Fixed Side of the Contract ●Appendix A – Investment Options Available Under the Contract
Are There any Restrictions on Contract Benefits?	●N/A	●N/A

	TAXES	Location in Prospectus
What are the Contract’s Tax Implications?
●Consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.
●If you purchase the Contract through a tax-qualified plan or IRA, you do not get any additional tax benefit under the Contract.
●Earnings on your Contract may be taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.
●Federal Tax Matters
	CONFLICTS OF INTEREST	Location in Prospectus
How are Investment Professionals Compensated?
●Your registered representative may receive compensation for selling this Contract to you, in the form of commissions, additional cash benefits (e.g., bonuses), and non-
cash compensation. We may share the revenue we earn on this Contract with your investment professional’s firm.
●This potential conflict of interest may influence your registered representative to recommend this Contract over another investment for which the investment professional is not compensated or compensated less.
●Distribution of the Contracts
Should I Exchange My Contract?
●If you already own a contract, some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
●The Contracts – Replacement of Existing Insurance
Benefits Available Under the Contract
The following tables summarize information about the benefits available under the Contract. A detailed description of each benefit is available in the prospectus.
Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Dollar-Cost Averaging	Allows you to automatically transfer a designated amount from certain Subaccount, or the fixed side of the contract, into one or more Subaccounts on a monthly basis for 1, 2 or 3 years.	None
●Minimum amount to be dollar cost
averaged is $10,000 for 1 year, and
$25,000 for 2 years and 3 years.
●Different time periods may be offered for
new Purchase Payments and for
transfers of Contract Value.
●State variations may exist.

Automatic Withdrawal Service	Allows you to take periodic withdrawals from your Contract automatically.	None
●Automatic withdrawal service/systemic
withdrawal option.
●Withdrawals are subject to applicable
surrender charges, taxes, and tax
penalties.
●May result in Excess Withdrawals under
certain optional benefits.

Systemic Transfer Service	Allows you to fully liquidate your fixed account balance over five years and automatically transfer to one or more of the Subaccounts.	None
●A distribution or a nonscheduled transfer
from the fixed account may cancel the
systematic transfer program
prematurely.
●The program will be canceled
prematurely if the fixed account balance
falls to $0.

Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Cross-Reinvestment	When the amount invested in an investment option exceeds a baseline amount, allows you to automatically transfer the excess amount to another investment option.	None	●Cannot be used simultaneously with dollar cost averaging or portfolio rebalancing. ●Not available for new participants.
Portfolio Rebalancing	Allows you to automatically reallocate your Contract Value among investment options on a periodic basis based on your standing allocation instructions.	None	●Rebalancing my take place quarterly, semi-annually or annually.

Optional Benefits – Available for Election
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Loans	You may be eligible to take a loan against your Contract Value.	●One-time fee of up to $35 to set up and process loan. ●Annual loan maintenance fee of up to 3.00% (as a percentage of loan amount).
●Only available to Participants in a tax
deferred retirement plan that allows
Participant loans.
●Loans are subject to a variety of
limitations, including restrictions as to
the loan amount, the loan’s duration, the
rate of interest, and the manner of
repayment.
●Loan collateral does not participate in the
investment experience of the Sub-
Accounts, which can impact the Contract
Value and Death Benefit, even if the loan
is repaid in full.

Buying the Contract
If you wish to purchase a Contract, you must apply for it through a registered representative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a Contract is prepared and executed by our legally authorized officers. The Contract (and a statement confirming your investments) is then sent to you either directly or through your registered representative. For Plans that have allocated rights to the Participant, we will issue to each Participant a separate active life certificate that describes the basic provisions of the Contract.
Purchase Payments – Investing in the Contract
When we receive a complete enrollment form and all other information necessary for processing a contribution, we will price the initial contribution for a Participant to his or her account no later than two business days after we receive the contribution. If we receive contribution amounts with incomplete or no allocation instructions, we will notify the Contractowner and direct contribution amounts to the pending allocation account. The pending allocation account invests in LVIP Government Money Market Fund. We do not impose the annual administration charge on the pending allocation account.
We will transfer the Account Value from the pending allocation account in accordance with allocation percentages elected on properly completed allocation instructions within two Valuation Dates of receipt of such instructions, and allocate all future contributions in accordance with these percentages until we are notified of a change. If we do not receive properly completed instructions after we have sent three monthly notices, we will refund Account Value in the pending allocation account within 105 days of the initial contribution.
Participants may not allocate contributions to, make transfer to or from, take loans from, or make withdrawals from the pending allocation account, except as set forth in the Contract.

Making Withdrawals: Accessing the Money in Your Contract
Before the Annuity Commencement Date – During the Accumulation (Savings) Phase
You can access the money in your Contract by making a withdrawal, which will reduce the value of your Contract. You may withdraw all or a portion of the Contract Value (minus applicable charges and other adjustments, discussed below). However, withdrawing the entire cash value of your Contract will terminate your Contract.
Before the Annuity Commencement Date, you can completely surrender the Contract or withdraw part of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office). Withdrawal requests may also be made by telephone or our website, subject to certain restrictions. All surrenders and withdrawals must be made in accordance with the rules discussed in the prospectus. The amount available upon surrender or withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender or withdrawal is received in Good Order at the Home Office.
If we receive a surrender or withdrawal request in Good Order at our Home Office before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time), we will process the request using the Accumulation Unit value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Home Office after New York Stock Exchange regular market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date.
Withdrawals of Account Value under the Contract for any one of the following reasons (benefit responsive withdrawals) may be made at any time and in any amount, and are not subject to a surrender charge:
●
to make a payment due to the Participant's death, disability, retirement, or termination of employment, excluding termination of employment due to plan termination, plant shutdown, or any other program instituted by the Participant's employer which would reduce the work force by more than 20%;
●
to make a payment for a participant hardship situation as permitted by the plan;
●
to make a payment pursuant to a Qualified Domestic Relations Order (QDRO); or
●
to purchase an annuity option under the Contract.
Withdrawals of Account Value that are not benefit responsive withdrawals are generally subject to a surrender charge in accordance with the terms of the Contract. In addition, full liquidation of the fixed account may be requested over a 5-year period.
There are charges associated with withdrawal of Account Value during the first ten years. Additionally, there are tax consequences for surrenders and withdrawals.
The Contract will terminate when there is no Account Value remaining.
There are limitations associated with taking money out of the Contract, including the following:
Limitations on withdrawal amounts	●The minimum withdrawal amount is $300.
Surrender charges and taxes	●There may be surrender charges and tax implications when you take out money.
Negative impact on benefits and guarantees of your Contract	●A withdrawal may have a negative impact on certain optional benefits that you may elect. It may reduce the value of or even terminate certain benefits.
Internal Revenue Code or Retirement Plan	●Depending on the circumstances, the Internal Revenue Code or your retirement plan may restrict your ability to take withdrawals.

After the Annuity Commencement Date – During the Annuity (Income) Phase
After the Annuity Commencement Date, you will receive payments under the annuity payment option you select, but generally you may not take any other withdrawals or surrender your Contract. Surrender or withdrawal rights after the Annuity Commencement Date, if any, depend on the Annuity Payout option selected.

Additional Information About Fees
Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract Specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that Contractowners or Participants will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options, and/or the fixed account. State premium taxes may also be deducted.

TRANSACTION EXPENSES

Loan Establishment Fee per loan (where allowed by law)[1]	$35
Surrender Charge (as a percentage of Account Value surrendered/withdrawn)[2]	6.00%
1
We may reduce or waive these charges in certain situations. See Charges, Other Deductions, and Adjustments.
2
The surrender charge is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges, Other Deductions, and Adjustments — Surrender Charge.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including fund fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

ANNUAL CONTRACT EXPENSES

Annual Administrative Charge (Account Fee):	$25

Base Contract Expenses (as a percentage of average Contract Value)
“Standard” mortality and expense risk charge	1.002%
“1st Breakpoint” mortality and expense risk charge[1]	0.75%
“2nd Breakpoint” mortality and expense risk charge[1]	0.55%
Loan Maintenance Fee (as a percentage of amount of loans)	Up to 3.00%
1
Only certain contracts or plans are eligible for breakpoint coverage.
The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the Contract. A complete list of funds available under the Contract, including their annual expenses, may be found in Appendix A – Investment Options Available Under the Contract.
Annual Fund Expenses	Minimum	Maximum
Expenses that are deducted from the fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses before any fee waivers or expense reimbursements.	0.23%	1.32%
Expenses that are deducted from the fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses after any fee waivers or expense reimbursements.[1]	0.23%	1.19%
1
Any fee waivers or expense reimbursements will remain in effect until at least April 30, 2027, and can only be terminated early with approval by the fund’s board of directors.

EXAMPLES
The following Example is intended to help Contractowners or Participants compare the cost of investing in the variable options with the cost of investing in other annuity contracts that offer variable options. These costs include Contractowner/Participant transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.
The Examples assume all Contract Value is allocated to the variable investment options. Your costs could differ from those shown below if you invest in the fixed account option (if available).
The Example assumes that Contractowners or Participants invest $100,000 in the variable options for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your Contract at the end of the applicable period:
	1 year	3 years	5 years	10 years
Standard	$8,531	$13,796	$18,205	$26,760
Breakpoint	$8,295	$13,087	$17,008	$24,208
2) If you do not surrender your Contract at the end of the applicable time period:
	1 year	3 years	5 years	10 years
Standard	$2,371	$7,304	$12,503	$26,760
Breakpoint	$2,120	$6,548	$11,237	$24,208
The expense tables reflect expenses of the VAA as well as the maximum expense of any of the underlying funds. For more information – See Charges, Other Deductions, and Adjustments in this prospectus and in the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

Appendix A — Investment Options Available Under The Contract
Variable Options
The following is a list of funds currently available under the Contract. Depending on the optional benefits you choose, you may not be able to invest in certain funds. Current performance of the Subaccounts can be found at www.lfg.com/VAprospectus. More information about the funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.lfg.com/VAprospectus. You can also request this information and current fund performance at no cost by calling 1-800-341-0441 or by sending an email request to Multi-FundE-Service@lfg.com.
The current expenses and performance information below reflect fees and expenses of the Fund, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each fund’s past performance is not necessarily an indication of future performance.
Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
Long-term growth of capital.	AB VPS Sustainable Global Thematic Portfolio - Class B advised by AllianceBernstein L.P.	1.19%[2]	6.02%	3.02%	9.80%
Long-term growth of capital.	American Funds® IS Global Growth Fund - Class 2 advised by Capital Research and Management Company	0.65%[2]	21.62%	8.23%	12.17%
Growth of capital.	American Funds® IS Growth Fund - Class 2 advised by Capital Research and Management Company	0.58%	20.24%	13.37%	17.97%
Long-term growth of capital and income.	American Funds® IS Growth-Income Fund - Class 2 advised by Capital Research and Management Company	0.53%	18.06%	13.90%	13.92%
Long-term growth of capital.	American Funds® IS International Fund - Class 2 advised by Capital Research and Management Company	0.72%[2]	26.77%	3.40%	7.00%
Capital appreciation. A fund of funds.	DWS Alternative Asset Allocation VIP Portfolio - Class A advised by DWS Investment Management Americas, Inc.	0.93%	10.50%	5.29%	4.89%
Long-term capital appreciation.	Fidelity® VIP Contrafund® Portfolio - Service Class	0.64%	21.42%	15.26%	15.66%
High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. A fund of funds.	Fidelity® VIP Freedom 2020 PortfolioSM - Service Class	0.54%	13.18%	4.73%	7.27%
High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. A fund of funds.	Fidelity® VIP Freedom 2025 PortfolioSM - Service Class	0.56%	14.47%	5.41%	7.92%
High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. A fund of funds.	Fidelity® VIP Freedom 2030 PortfolioSM - Service Class	0.59%	15.33%	6.13%	8.77%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. A fund of funds.	Fidelity® VIP Freedom 2035 PortfolioSM - Service Class	0.63%	16.58%	7.44%	9.89%
High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. A fund of funds.	Fidelity® VIP Freedom 2040 PortfolioSM - Service Class	0.67%	18.66%	8.89%	10.76%
High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. A fund of funds.	Fidelity® VIP Freedom 2045 PortfolioSM - Service Class	0.70%	19.73%	9.33%	10.98%
High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. A fund of funds.	Fidelity® VIP Freedom 2050 PortfolioSM - Service Class	0.70%	19.68%	9.33%	10.98%
High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. A fund of funds.	Fidelity® VIP Freedom 2055 PortfolioSM - Service Class	0.70%	19.71%	9.33%	N/A
High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. A fund of funds.	Fidelity® VIP Freedom 2060 PortfolioSM - Service Class	0.70%	19.75%	9.33%	N/A
To achieve capital appreciation.	Fidelity® VIP Growth Portfolio - Service Class	0.65%	14.80%	13.59%	17.33%
Capital appreciation.	LVIP Baron Growth Opportunities Fund - Service Class advised by Lincoln Financial Investments Corporation	1.15%[2]	-10.08%	-0.33%	8.78%
Reasonable income.	LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.63%[2]	11.84%	10.41%	8.97%
Long-term capital appreciation.	LVIP BlackRock Equity Dividend Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.66%[2]	13.43%	8.30%	8.58%
High total investment return.	LVIP BlackRock Global Allocation Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.72%[2]	18.71%	6.10%	N/A
To maximize real return, consistent with preservation of real capital and prudent investment management.	LVIP BlackRock Inflation Protected Bond Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.85%	5.76%	2.61%	3.01%
Total return through a combination of current income and long-term capital appreciation.	LVIP BlackRock Real Estate Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.86%[2]	8.92%	2.71%	3.68%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
Long-term growth of capital in a manner consistent with the preservation of capital.	LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.66%[2]	5.52%	12.10%	12.09%
Capital appreciation.	LVIP Blended Mid Cap Managed Volatility Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.72%[2]	2.90%	4.58%	9.91%
Long-term capital appreciation.	LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.39%[2]	15.66%	13.14%	13.67%
Maximum long-term total return consistent with reasonable risk.	LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.51%[2]	6.72%	-0.34%	2.54%
Maximum current income (yield) consistent with a prudent investment strategy.	LVIP Franklin Templeton Core Bond Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.37%	7.25%	-0.44%	2.24%
To maximize long-term capital appreciation.	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.46%[2]	34.31%	9.07%	7.89%
A high level of current income with some consideration given to growth of capital. A fund of funds.	LVIP Global Conservative Allocation Managed Risk Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.80%[2]	9.79%	3.39%	4.90%
Long-term capital growth.	LVIP Global Equity Managed Volatility Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.70%[2]	13.51%	9.09%	8.29%
A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP Global Growth Allocation Managed Risk Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.79%[2]	13.54%	5.57%	6.20%
A balance between a high level of current income and growth of capital, with an emphasis on growth of capital. A fund of funds.	LVIP Global Moderate Allocation Managed Risk Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.80%[2]	11.52%	4.70%	5.65%
Current income while maintaining a stable value of the investors' shares and preserving the value of the investors' initial investment.	LVIP Government Money Market Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.38%[2]	3.97%	2.98%	1.87%
Current income and some capital appreciation. A fund of funds.	LVIP JPMorgan Retirement Income Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.68%[2]	12.10%	4.39%	5.54%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
Long-term capital appreciation.	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.78%[2]	1.51%	9.02%	7.33%
Current income consistent with the preservation of capital.	LVIP Mondrian Global Income Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.66%[2]	6.39%	-3.30%	0.36%
Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.	LVIP Mondrian International Value Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.74%[2]	36.38%	11.24%	7.90%
Total return.	LVIP Nomura Diversified Floating Rate Fund - Service Class advised by Lincoln Financial Investments Corporation	0.89%[2]	4.51%	3.09%	2.51%
Total return and, as a secondary objective, high current income.	LVIP Nomura High Yield Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.72%[2]	9.26%	4.07%	5.88%
Maximize long-term capital appreciation.	LVIP Nomura Mid Cap Value Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.42%	13.35%	11.72%	10.68%
Long-term capital appreciation.	LVIP Nomura SMID Cap Core Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.80%[2]	8.85%	9.10%	9.65%
Maximize long-term capital appreciation.	LVIP Nomura Social Awareness Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.44%	15.06%	12.98%	13.53%
Maximum long-term total return, with capital appreciation as a secondary objective.	LVIP Nomura U.S. REIT Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.83%[2]	1.02%	5.57%	4.04%
To match as closely as practicable, before fees and expenses, the performance of the Bloomberg U.S. Aggregate Index.	LVIP State Street Bond Index Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.37%[2]	6.80%	-0.73%	1.67%
Long-term growth of capital. A fund of funds.	LVIP State Street Global Tactical Allocation Managed Volatility Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.61%[2]	14.37%	6.61%	6.63%
To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.	LVIP State Street International Index Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.38%[2]	31.18%	8.66%	8.00%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
Capital appreciation. A fund of funds.	LVIP State Street International Managed Volatility Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.62%[2]	25.00%	6.81%	5.57%
To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.	LVIP State Street S&P 500 Index Fund - Standard Class[3] advised by Lincoln Financial Investments Corporation	0.23%	17.60%	14.16%	14.55%
To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.	LVIP State Street Small-Cap Index Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.38%[2]	12.46%	5.73%	9.18%
A balance between a high level of current income and growth of capital, with an emphasis on growth of capital. A fund of funds.	LVIP Structured Moderate Allocation Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.56%	17.28%	7.16%	7.59%
The highest total return over time consistent with an emphasis on both capital growth and income. A fund of funds.	LVIP T. Rowe Price 2020 Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.64%[2]	13.02%	5.48%	6.87%
The highest total return over time consistent with an emphasis on both capital growth and income. A fund of funds.	LVIP T. Rowe Price 2030 Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.67%[2]	14.99%	6.85%	7.87%
The highest total return over time consistent with an emphasis on both capital growth and income. A fund of funds.	LVIP T. Rowe Price 2040 Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.71%[2]	18.14%	8.89%	9.21%
The highest total return over time consistent with an emphasis on both capital growth and income. A fund of funds.	LVIP T. Rowe Price 2050 Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.73%[2]	19.65%	9.74%	10.05%
The highest total return over time consistent with an emphasis on both capital growth and income. A fund of funds.	LVIP T. Rowe Price 2060 Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.73%[2]	19.77%	9.93%	N/A
To maximize capital appreciation.	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class advised by Lincoln Financial Investments Corporation	0.71%[2]	11.04%	7.41%	12.90%
Long-term capital appreciation. A fund of funds.	LVIP Vanguard Domestic Equity ETF Fund - Service Class advised by Lincoln Financial Investments Corporation	0.55%[2]	16.18%	12.43%	13.50%
Long-term capital appreciation. A fund of funds.	LVIP Vanguard International Equity ETF Fund - Service Class advised by Lincoln Financial Investments Corporation	0.57%[2]	31.23%	7.02%	7.87%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
Total return.	MFS® VIT Utilities Series - Initial Class advised by Massachusetts Financial Services Company	0.78%[2]	15.01%	7.64%	9.49%
Capital appreciation.	Nomura VIP Small Cap Value Series - Service Class	1.04%	7.83%	8.93%	8.84%
Maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO VIT Total Return Portfolio - Administrative Class advised by Pacific Investment Management Company, LLC	0.73%	8.89%	0.02%	2.36%
1
The name of the adviser or sub-adviser is not listed if the name is incorporated into the name of the fund or the fund company.
2
This fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this fund’s annual expenses reflect temporary expense reductions. See the fund prospectus for additional information.
3
The Index to which this fund is managed to is a product of S&P Dow Jones Indices LLC (SPDJI) and has been licensed for use by one or more of the portfolio’s service providers (licensee). Standard & Poor’s®, S&P®, S&P GSCI® and S&P 500® are registered trademarks of S&P Global, Inc. or its affiliates (S&P) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensee. The licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors, and none of these parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have liability for any errors, omissions, or interruptions of the Index.
4
“Standard & Poor’s®,” “S&P®,” “Standard & Poor’s Equal Weight Index,” “S&P EWI,” “S&P 500®,” “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Invesco V.I. Equally-Weighted S&P 500 Fund. The fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the fund.
5
Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademark has been licensed to S&P Dow Jones Indices LLC and has been sublicensed for use for certain purposes by First Trust Advisors L.P. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.
6
The Nasdaq-100 Index® includes 100 of the largest domestic and international non-financial securities listed on The NASDAQ Stock Market® based on market capitalization. NASDAQ®, and Nasdaq-100 Index®, are registered trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the “Corporations”) and are licensed for use by The Lincoln National Life Insurance Company. The fund is not sponsored, endorsed, sold or promoted by NASDAQ, and NASDAQ makes no representation regarding the advisability of purchasing the fund.
Fixed Options
The following is a list of fixed account options currently available under the Contract. We may change the features of the fixed account options listed below, offer new fixed account options, and terminate existing fixed account options. We will provide you with written notice at least 30 days prior to the date of any change. Depending on the optional benefits you choose, you may not be able to invest in a fixed account option.
Name	Term	Minimum Guaranteed Interest Rate
Fixed Account	N/A	3.00%*
DCA Fixed Account	3 –60 months	3.00%
*State specific variances may apply. Please consult your registered representative with any questions.

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This initial summary prospectus incorporates by reference the prospectus and Statement of Additional Information (SAI) for the Contract, both dated May 1, 2026, as may be amended or supplemented from time to time. The SAI may be obtained, free of charge, in the same manner as the prospectus.

SEC File Nos.:
333-43373; 811-08569
EDGAR Contract Identifier:
C000007694